UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 21, 2008, SigmaTel, Inc. (“SigmaTel”) issued a press release in which it announced that the stockholders of SigmaTel voted to adopt the Agreement and Plan of Merger, dated February 3, 2008, among Freescale Semiconductor, Inc, PHX Acquisition, Inc. a wholly owned subsidiary of Freescale Semiconductor, Inc., and SigmaTel at a special meeting of the stockholders. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release of SigmaTel, Inc. dated April 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATEL, INC.

April 21, 2008	By:	/s/ R. Scott Schaefer
	Name:	R. Scott Schaefer
	Title:	Vice President of Finance and Chief Financial Officer

SIGMATEL, INC.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of SigmaTel, Inc. dated April 21, 2008.